UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2019

Forestar Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2221 E. Lamar Blvd., Suite 790, Arlington, Texas 76006

(Address of principal executive offices)

(817) 769-1860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	FOR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors or Certain Officers

Effective November 5, 2019, Charles D. Jehl resigned from his position as Executive Vice President, Chief Financial Officer and Treasurer of Forestar Group Inc. (“Forestar” or the “Company”) and ceased serving as the Company’s principal financial officer and principal accounting officer. Mr. Jehl’s resignation from the Company is not the result of any issue, concern or disagreement with the Company’s strategy, operations, accounting, financial reporting or internal control over financial reporting.

Mr. Jehl is a party to a change in control/severance agreement, which was amended effective December 31, 2017 following the acquisition of a controlling level of ownership of Forestar by D.R. Horton, Inc. (“D.R. Horton”). The agreement provides for certain benefits upon a voluntary resignation by Mr. Jehl, which include, but are not limited to, lump sum cash severance and a lump sum cash payment equal to certain foregone contributions under the Company’s 401(k) plan, as well as prorated current cycle and earned but unpaid completed cycle incentive compensation, health and welfare benefits and full acceleration of vesting of all unvested equity-based awards. A description of the payments due to Mr. Jehl is included in the Company’s proxy statement filed with the SEC on December 13, 2018.

Pursuant to the Shared Services Agreement between Forestar and D.R. Horton, its majority shareholder, D.R. Horton provides accounting, finance and treasury services to Forestar. Effective November 6, 2019, Bill Wheat, D.R. Horton’s Executive Vice President and Chief Financial Officer, and Aron Odom, D.R. Horton’s Vice President and Corporate Controller, will serve as Forestar’s principal financial officer and principal accounting officer, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forestar Group Inc.

Date: November 6, 2019	By:	/s/ Daniel C. Bartok
Daniel C. Bartok
Chief Executive Officer

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